Exhibit 10.20

AGREEMENT TO VARY A CONTRACT

This Agreement is dated March 18, 2019 and made between:

(1)	MONTAGNE JEUNESSE INTERNATIONAL LIMITED of The Green Barn, Astral Court, Central Avenue, Baglan Energy Park, Wales SA12 7AX
(2)	NEOTERIC COSMETICS INC of 4880 Havana Street, Suite 400, PO Box 39-S, Denver, Colorado 80239, USA

(together the “Parties”)

Background:

A.

The Parties are party to an Exclusive Distribution Agreement with an Effective date of September 15, 2014 and made between the Parties, as amended by further agreements dated April 1, 2015 and September 5, 2017 (the “Agreement”).

B.	The Parties wish to extend the termination date specified within the Agreement so that they have time to explore a new agreement which will replace the Agreement.
C.	Consequently, the parties wish to amend the Agreement as set out in this variation agreement with effect from March 14, 2019 (“Variation Date”).

Agreed Terms:

1.	In consideration of the mutual promises set out in this agreement, the parties agree to amend the Agreement as set out below.
2.	With effect from the Variation Date the parties agree to amend the Agreement as follows:
a.	The word "six" in the fifth line of Clause 2.1 shall be deleted and replaced with the word "three.”

Governing law and jurisdiction:

3.

This variation agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and interpreted in accordance with the law of England and Wales.

4.

The parties irrevocably agree that the courts of England and Wales have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) that arises out of, or in connection with, this variation agreement or its subject matter or formation.

Signed by DAVID LAWRENCE for and on behalf of MONTAGNE JEUNESSE INTERNATIONAL LIMITED	/s/ David Lawrence Director

Signed by MARK GOLDSTEIN for and on behalf of NEOTERIC COSMETICS INC.	/s/ Mark Goldstein President and Chief Executive Officer

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